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Exhibit 4(b)

DATED    31 May 1995

(1)    PRUDENTIAL SERVICES LIMITED

(2)    JONATHAN WILLIAM BLOOMER

(3)    PRUDENTIAL CORPORATION PLC

SERVICE AGREEMENT

A G R E E M E N T dated 31 May 1995

PARTIES

(1)
PRUDENTIAL SERVICES LIMITED of 142 Holborn Bars London EC1N 2NH ("the Company") and

(2)
JONATHAN WILLIAM BLOOMER of Sunnyside House, 27 Hayes Lane, Kenley, Surrey CR8 5LE ("the Executive")

(3)
PRUDENTIAL CORPORATION PLC also of 142 Holborn Bars London EC1N 2NH ("Prudential")

1.
DEFINITIONS

        In this Agreement unless the context otherwise requires:-

  (1)
  "the Board" means the Board of Directors of Prudential

  (2)
  "Commencement Date" means 1 January 1995

  (3)
  "Prudential Group" means Prudential and each subsidiary (as that expression is defined by section 736 of the Companies Act 1985) of Prudential.

2.
APPOINTMENT

(1)
The Company shall employ the Executive and the Executive shall serve the Company as Director of Group Finance for the Prudential Group and in such other capacity as the Company may determine ("the Appointment").

(2)
The Appointment commenced on the Commencement Date and without prejudice to the provisions of Clause 9(3) shall continue until terminated:-

(i)
by the Company giving to the Executive:-

              (a)   not less than eighteen months' prior written notice to expire at any time after 30 November 1996; or

              (b)   not less than twelve months' prior written notice to expire at any time if dismissal of the Executive in the circumstances is a fair dismissal for a reason other than redundancy falling within Section 57 (2) of the Employment Protection (Consolidation) Act 1978 or there is some other substantial reason of a kind such as to justify the dismissal of the Executive under the provisions of that Act;

    or

    (ii)
    by the Executive giving to the Company not less than twelve months' prior written notice to expire at any time.

    In any event the Appointment shall automatically terminate without notice on the Executive attaining the age of 60.

3.
DUTIES OF THE EXECUTIVE

(1)
During the Appointment the Executive shall use his best endeavours to promote the interests of the Company and each other company within the Prudential Group, giving at all times the full benefit of his knowledge, expertise and technical skill.

  (2)
  The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment. The Board may also suspend all or any of the Executive's duties and powers for such period(s) and on such terms as it considers expedient (including a term that the Executive shall not attend at the Company's premises) provided that:-

  (i)
  the Board has reasonable grounds for so doing;

  (ii)
  the Board on or before such suspension notifies the Executive in writing of such grounds; and

  (iii)
  during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

  (3)
  The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

  (4)
  The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to dealing in the shares of Prudential.

  (5)
  The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

4.
DUTIES TO BE FULL-TIME

(1)
During the continuance of the Appointment the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time attention and abilities to the business and interests of the Company or any other company within the Prudential Group as the proper performance of his duties hereunder demands.

(2)
The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession or be or become directly or indirectly concerned or interested in any other business or profession except as holder or beneficial owner for the purpose of passive minority investment only of securities dealt in on any recognised stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)
The Executive will perform his duties at such offices of the Company in London or elsewhere as the Company or the Board may from time to time reasonably require.

5.
REMUNERATION

(1)
During the Appointment the Company will pay the Executive an annual salary as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of salary is subject to periodic review and shall not be reduced without the prior written agreement of the Executive.

(2)
With effect from the Commencement Date the Executive shall be eligible to be admitted to membership of the Prudential Staff Pension Scheme ("the Scheme") details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the Scheme.

  (3)
  Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive's incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event payments will be made to the Executive in accordance with the Prudential Staff Long Term Incapacity Scheme. If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party all payments made to the Executive by the Company shall (insofar as lawful) be by way of interest free loan repayable to the Company only when and to the extent that compensation is recovered from that third party by legal action or otherwise.

  (4)
  The Executive, his wife and his unmarried children below the age of 21 will be eligible free of charge to participate with effect from the Commencement Date in the Prudential Group medical insurance scheme currently established with British United Provident Association.

  (5)
  The Executive is eligible to participate in the benefits from time to time available to senior executives of the Prudential Group (subject to the rules governing the availability of those benefits generally) which include:

  (a)
  the Prudential Share Participation Plan and any other annual incentive arrangements generally established for senior executives from time to time; and

  (b)
  the Prudential Savings Related Share Option Scheme;

    details of which have been supplied to the Executive.

6.
EXPENSES/MOTOR CAR

(1)
The Company on production of the relevant invoices shall reimburse the Executive all travelling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

(2)
To assist the Executive in carrying out his duties under this Agreement the Company shall provide him with a motor car to be chosen by the Executive within the parameters set out for Directors of the Prudential Group.

(3)
The Executive may be asked to contribute to the use of the motor car for private purposes at the rates from time to time established for Directors of the Prudential Group. The Company will be entitled to deduct any contribution from the salary payable to the Executive.

(4)
The Company will pay for taxing and insuring the motor car provided to the Executive and will pay all running expenses (excepting petrol) incurred in connection with the motor car. The Company will reimburse the Executive for essential mileage on company business at the appropriate rates for the time being in force.

(5)
Renewal of any motor car provided for the use of the Executive hereunder is governed by the rules and regulations from time to time established for senior executives of the Prudential Group.

(6)
The Executive agrees to take all reasonable precautions to ensure the security of any motor car provided to him and to comply with all regulations of the Company from time to time in force with respect to the use of the motor car.

7.
HOLIDAY

  The Executive shall be entitled to such holiday with pay in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time.

8.
NON-SOLICITATION; COMPETITION

(1)
The Executive undertakes that during the Appointment and for a period of twelve months following the termination of the Appointment (the "Exclusion Period") he shall not whether on his own account or otherwise and whether directly or indirectly:

(a)
solicit interfere with endeavour to entice away or induce to leave his employment any person who is then or was at the date of termination of the Appointment an employee of the Company or any other company within the Prudential Group; or

(b)
solicit interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products of similar type to those being manufactured or dealt in or services similar to those being provided by the Company or any company within the Prudential Group from any person firm or corporation who was at the date of termination of the Appointment or had been at any time within the year ending on that date a customer supplier or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment; or

(c)
engage in the United Kingdom (whether as principal employee agent consultant or otherwise) in any trade or business which competes with any trade or business being carried on by the Company or any other company within the Prudential Group at the date of termination of the Appointment and with which the Executive was actively concerned in the twelve months before the termination of the Appointment.

(2)
For the purpose of sub-clauses (1) (b) and (c) hereof only, if the Company terminates the Appointment upon written notice (whether or not in accordance with Clause 2) any period of notice actually served shall count towards the Exclusion Period.

(3)
The Executive acknowledges and agrees that:

(a)
each of sub-clauses (l)(a) (b) and (c) hereof constitutes an entirely separate and independent restriction on him;

(b)
the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

(c)
if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

9.
TERMINATION OF EMPLOYMENT

(1)
The Appointment may be terminated by either party by notice given in accordance with Clause 2.

  (2)
  Notwithstanding the other provisions of the Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement and to the Executive's continuing obligations under Clauses 8 and 11 the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

  (a)
  if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

  (b)
  if he is guilty of serious misconduct or behaviour such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise) and such misconduct behaviour or breach justifies summary dismissal; or

  (c)
  if he refuses to comply with any lawful orders or directions reasonably given to him by the Company or the Board or neglects so to comply with material adverse consequences for the Prudential Group; or

  (d)
  if he fails or refuses to perform substantially the duties of the position which he holds under this Agreement or engages in wilful or reckless conduct materially injurious to or damaging to the reputation of the Company or any other company within the Prudential Group.

    The Executive shall have no claim against the Company for damages or otherwise by reason of such termination. Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right

  (4)
  Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 1981, if at any time within the duration of this Agreement the Executive's employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

  (5)
  The Executive shall promptly upon the termination of his employment deliver to the Company:

  (a)
  any motor car provided in accordance with Clause 6 together with the keys relating thereto;

  (b)
  any credit cards provided by the Company or any other company within the Prudential Group; and

  (c)
  all lists of clients or customers, correspondence books and all other documents papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall vest in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

10.
EXECUTIVE'S POSITION AS DIRECTOR

(1)
The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive's salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential, the Company or any other company within the Prudential Group.

(2)
The Appointment shall automatically terminate if the Executive ceases to be a director of Prudential except that the Executive shall not be entitled to terminate the Appointment by resigning such office or by doing anything which could cause him to be disqualified from continuing to act as such a director. If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board of Prudential or by not being reelected after retiring by rotation pursuant to the Articles of Association of Prudential such removal shall be without prejudice to any claims the Executive may have for damages for breach of this Agreement.

(3)
Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)
If the Executive fails to comply with his obligations in sub-clause (3) hereof, he hereby irrevocably authorises the Company to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause (3) above.

11.
CONFIDENTIAL INFORMATION

(1)
The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any trade secrets, business methods or any other confidential information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to his knowledge during his employment.

(2)
The Executive shall maintain all necessary and proper security precautions whenever in the proper performance of his duties hereunder any confidential information relating to the Prudential Group is in his possession and when any tangible confidential information or means of storing the same is removed by him from the premises where such information is normally kept and shall not otherwise remove any such tangible confidential information.

12.
GRATUITIES AND CODES OF CONDUCT

(1)
Without the Company's permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group.

(2)
The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.
ASSIGNMENT

  The Company may assign its interest in this Agreement to any other company within the Prudential Group.

14.
STATUTORY REQUIREMENTS

  The Executive shall also be subject to the terms set out in the Schedule in connection with the Trade Union Reform and Employment Rights Act 1993.

15.
NOTICES

  Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or telemessage or telex. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:-

  (a)
  if personally delivered, at the time of delivery;

  (b)
  if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

  (c)
  if sent by telemessage or telex, at the expiry of twelve hours after the same was despatched.

  In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the telemessage or telex was properly addressed and despatched as the case may be.

16.
MISCELLANEOUS

(1)
This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)
Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)
The headings shall be disregarded in construing this Agreement.

17.
GUARANTEE

  Prudential hereby guarantees to the Executive the due observance and performance by the Company of the Company's obligations under this Agreement.

IN WITNESS the hands of the Executive and of the duly authorised representatives of the Company and Prudential on the date first above written.

THE SCHEDULE

        In accordance with the Trade Union Reform and Employment Rights Act 1993, the following terms of the Executive's appointment apply on the date of the Agreement as provided therein:-

  (a)
  Remuneration—Clause 5(1)

  (b)
  Hours of Work—There are no fixed hours of work—Clause 4

  (c)
  Holidays—Clause 7

  (d)
  Sickness and Injury—the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

  (e)
  Pension Arrangements—Clause 5(2)

  (f)
  Notice—Clause 2(2)

  (g)
  Job Title—Clause 2(1)

  (h)
  Grievance Procedure—If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chairman of the Prudential Group

  (i)
  Disciplinary Procedure—Details have been supplied to the Executive

  (j)
  Date of Commencement of Employment—The Commencement Date—Clause 1.

  (k)
  Place of work—Clause 4(3).

  (l)
  Collective Agreements which directly affect the Executive's terms and conditions—none.

SIGNED by GEOFFREY FOSTER KEEYS		)	/s/ Geoffrey Foster Keeys
on behalf of PRUDENTIAL SERVICES LIMITED		)
in the presence of:	/s/ Karen Fotheringham Mrs K. Fotheringham 10 Adams Way Tring Herts
SIGNED by JONATHAN WILLIAM BLOOMER		)	/s/ Jonathan William Bloomer
in the presence of:	/s/ Karen Fotheringham Mrs K. Fotheringham 10 Adams Way Tring Herts
SIGNED by PETER JOHN DAVIS		)	/s/ Peter John Davis
on behalf of PRUDENTIAL CORPORATION PLC		)
in the presence of:	/s/ Karen Fotheringham Mrs K. Fotheringham 10 Adams Way Tring Herts

                            Jonathan Bloomer
                            Group Finance Director

                            Prudential Corporation
                            142 Holborn Bars
                            London EC 1N 2NH

                            Tel 0171-583 1415
                            Fax 0171-548 3930
                            Direct Line 0171-548

To the Directors of Prudential Corporation plc

5 March 1999

Dear Sirs

I refer to my service contract dated 31 May 1995 and confirm that I agree that, with effect from the date of this letter, the word "eighteen" in clause 2(i)(a) shall be replaced with the word "twelve".

Yours faithfully

/s/ Jonathan Bloomer Jonathan Bloomer Group Finance Director
	Signed as a deed in the presence of	/s/ J.C. Kibbey J.C. Kibbey	Witness

PRIVATE AND CONFIDENTIAL

 PRUDENTIAL SERVICES LIMITED (1)

and

PHILIP ARTHUR JOHN BROADLEY (2)

and

PRUDENTIAL PLC (3)

 EXECUTIVE DIRECTOR CONTRACT OF EMPLOYMENT

 April 2000

PARTIES

(1)
PRUDENTIAL SERVICES LIMITED of 142 Holborn Bars, London EC1N 2NH ("the Company") and

(2)
Philip Arthur John Broadley of 5 Ernle Road, London SW20 0HH ("the Executive")

(3)
PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH ("Prudential")

1.    DEFINITIONS

In this Agreement unless the context otherwise requires:

"Board" means the Board of Directors of the Company;

"Commencement Date" means 11 May 2000

"Earnings Cap" means the maximum allowance from to time under Section 640A of the Income and Corporation Taxes Act 1988;

"Prudential Group" means Prudential and each of its subsidiaries as "subsidiaries" is defined by section 736 of the Companies Act 1985.

2.    APPOINTMENT

(1)
The Company shall employ the Executive and the Executive shall serve the Company as Group Finance Director and in other such capacity as may be agreed ("the Appointment"). The Executive shall report to the Group Chief Executive.

(2)
The Appointment shall commence on the Commencement Date and shall, without prejudice to the provisions of Clause 9(2), continue until terminated by the Company or the Executive giving to the other not less than twelve months' prior written notice to expire at any time.

(3)
Notwithstanding Clause 2(2) above, the Appointment shall automatically terminate without notice on the Executive attaining the age of 60.

3.    DUTIES OF THE EXECUTIVE

(1)
During the Appointment the Executive shall use his best endeavors to promote the interests of the Company and each company in the Prudential Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)
The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment. The Board may also suspend all or any of the Executive's duties and powers for such period(s) and on such terms as it considers expedient (including a term that the Executive shall not attend at the Company's premises) providing that:

(i)
the Board has reasonable grounds for so doing;

(ii)
the Board on or before such suspension notifies the Executive in writing of such grounds; and

(iii)
during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(3)
The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(4)
The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to dealing in the shares of the Prudential Group.

(5)
The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

(6)
The Company may at any time suspend all or any of the Executive's duties and powers for such period(s) and on such terms as it considers expedient (including a term that the Executive shall not attend at the Company's premises) provided that during such suspension the Executive shall be entitled to the remuneration and benefits due under this agreement.

4.    PERFORMANCE OF DUTIES

(1)
During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of his duties hereunder demands.

(2)
The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognized stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)
The Executive shall perform his duties at such offices of the Company in London or at such other locations as may be agreed from time to time as the Company or the Board may from time to time reasonably require.

5.    REMUNERATION

(1)
During the Appointment the Company will pay the Executive an annual salary as separately notified, to accrue from day to day and to be payable by equal monthly installments in arrears to a bank nominated by the Executive. The rate of salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive.

(2)
The Executive shall be eligible to be admitted to membership of the Prudential Staff Pension Scheme details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the such scheme. In addition, the Executive will be paid a salary supplement of a percentage of base salary, less an offset of 15% of salary up to the Earnings Cap.

  The contribution is on an age related scale:

Age	Percentage
35–39	23%
40–44	26%
45–49	30%
50–54	34%
55–60	38%

  The Executive will also be eligible for participation in a Funded Unapproved Retirement Scheme "FURBS", to which this salary supplement would be applied. The contribution to a FURBS is a taxable benefit. In any event the Executive will be required to provide evidence to the company that this supplement is used for retirement benefits. The Company will also meet the cost of cover broadly equivalent to the total value of death in service benefits under PSPS related to the Executive's salary in excess of the cap; this is also a taxable benefit.

(3)
Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive's incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 9(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(4)
If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party all payments made to the Executive by the Company shall (insofar as lawful) be by way of interest free loan repayable to the Company only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security.

(5)
The Executive, his wife and his unmarried children below the age of 18 (or 21 if in full time education) will be eligible free of charge to participate with effect from the Commencement Date until termination of employment in the Prudential Group medical insurance scheme currently established with British United Provident Association.

(6)
The Executive is eligible to participate in the remuneration plans available from time to time to senior executives of the Prudential Group (subject to the rules governing the availability of those benefits generally) which currently include:

(a)
the Prudential Restricted Share Plan ("RSP");

(b)
the Prudential Annual Incentive Plan ("AIP");

(c)
the Prudential Savings Related Share Option Scheme.

  details of which have been supplied to the Executive.

(7)
Participation in the Prudential RSP, AIP, any other annual incentive arrangement and Savings Related Share Option Scheme is a matter entirely separate from the Executive's terms and conditions of employment and in particular if the Executive's employment shall terminate for whatever reason he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

(8)
The Executive shall be entitled to an interest free season ticket loan.

6.    EXPENSES/MOTOR CAR

(1)
The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all travelling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

(2)
To assist the Executive in carrying out his duties under this Agreement the Company shall provide him with a motor car to be chosen by the Executive within the parameters set out for Directors of the Prudential Group.

(3)
Alternatively, the Executive may elect to receive an annual amount in lieu of a car. Any such amount will be paid in monthly installments (less taxation) at the same time as the Executive's salary, but will not form part of his salary for pensions or other salary related benefits.

(4)
The Executive may be asked to contribute to the use of the motor car for private purposes at the rates from time to time established for Directors of the Prudential Group. The Company will be entitled to deduct any contribution from the salary payable to the Executive.

(5)
The Company will pay for the road fund licence and insurance in respect of any motor car provided to the Executive and will pay all running expenses (except petrol) incurred in connection with use of such motor car. The Company will reimburse the Executive for essential mileage on company business at the appropriate rates for the time being in force.

(6)
Renewal of any motor car provided for the use of the Executive or the annual cash allowance hereunder is governed by the rules and regulations from time to time established for senior executives of the Prudential Group.

(7)
The Executive agrees to take all reasonable precautions to ensure the security of any motor car provided to him and to comply with all regulations of the Company from time to time in force with respect to the use of the motor car.

7.    HOLIDAY

The Executive shall be entitled to such holiday with pay in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time.

8.    NON-SOLICITATION

(1)
The Executive undertakes that during the Appointment and for a period of 12 months following the termination of the Appointment (the "Exclusion Period") he shall not whether on his own account or otherwise and whether directly or indirectly:

(a)
solicit, interfere with, endeavor to entice away or induce to leave their employment any person who is then or was at the date of termination of the Appointment an employee of the Company or any other company within the Prudential Group; or

(b)
solicit, interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products or services similar to those being provided by the Company or any company within the Prudential Group from any person, firm or corporation who was at the date of termination of the Appointment, or had been at any time within the year ending on that date, a customer or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment; or

(c)
engage in the United Kingdom (whether as principal employee agent consultant or otherwise) in any trade or business which competes with any trade or business being carried on by the Company or any other company within the Prudential Group at the date of termination of the Appointment and with which the Executive was actively concerned in the twelve months before the termination of the Appointment.

(2)
For the purpose of sub-clause 8(1)(b) and 8(1)(c) hereof, if the Company terminates the Appointment upon written notice (whether or not in accordance with Clause 2) any period of notice actually served shall count towards the Exclusion Period.

(3)
The Executive acknowledges and agrees that:

(a)
each of sub-clauses 8(1)(a) (b) and (c) hereof constitute an entirely separate and independent restriction on him;

(b)
the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

  (c)
  if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

9.    TERMINATION OF EMPLOYMENT

(1)
The Appointment may be terminated by either party by notice given in accordance with Clause 2.

(2)
Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive's continuing obligations under Clauses 8 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)
if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)
if he is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence (excluding Land Traffic offences) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise) and such misconduct behavior or breach justifies summary dismissal; or

(c)
if he refuses to comply with any lawful orders or directions reasonably given to him by the Company or the Board or neglects so to comply with material adverse consequences for the Prudential Group; or

(d)
if he fails or refuses to perform substantially the duties of the position which he holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group; or

(e)
if he is prevented from carrying out his duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive.

(3)
The Executive shall have no claim against the Company for damages or otherwise by reason of such termination. Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)
Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 1981, if at any time during this Agreement the Executive's employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)
The Executive shall promptly deliver to the Company upon the date of termination:

(a)
any motor car provided in accordance with Clause 6 together with the keys relating thereto;

(b)
any credit cards or any property provided by the Company or any other company within the Prudential Group; and

  (c)
  all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

10.  EXECUTIVE'S POSITION AS DIRECTOR

(1)
The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive's salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of the Prudential or any other company within the Prudential Group.

(2)
The Appointment shall automatically terminate if the Executive ceases to be a director of Prudential except that the Executive shall not be entitled to terminate the Appointment by resigning such office or by doing anything which could cause him to be disqualified from continuing to act as such a director. If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential such removal shall be without prejudice to any claims the Executive may have for damages for breach of this Agreement.

(3)
Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and of any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)
If the Executive fails to comply with his obligations in sub-clause 10(3) hereof, he hereby irrevocably authorises Prudential to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 10(3) above.

11.  CONFIDENTIAL INFORMATION

(1)
The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to his knowledge during his employment. For the purposes of this Agreement "Confidential Information" shall mean details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall become available generally otherwise than through the fault of the Executive.

(2)
The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential's premises only to the extent it is strictly necessary for the proper performance of his duties hereunder. The Executive will comply with the Company's standards relating to confidentiality of information in electronic form.

12.  GRATUITIES AND CODES OF CONDUCT

(1)
Without the Company's permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive's duties and in accordance with any directions given by the Company.

(2)
The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.  ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

14.  STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in the Schedule attached to this Agreement in connection with the Employment Rights Act 1996.

15.  NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:

(a)
if personally delivered, at the time of delivery;

(b)
if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)
if sent by fax, at the time of dispatch.

In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

16.  MISCELLANEOUS

(1)
This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)
Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)
The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorized representative of the Company on the date first above written.

THE SCHEDULE

        In accordance with the Employment Rights Act 1996, the following terms of the Executive's appointment apply on the date of the Agreement as provided therein:

(a)
Remuneration—Clause 5(1)

(b)
Hours of Work—There are no fixed hours of work—Clause 4

(c)
Holidays—Clause 7

(d)
Sickness and Injury—the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)
Pension Arrangements—Clause 5(2)

(f)
Notice—Clause 2(2)

(g)
Job Title—Clause 2(1)

(h)
Grievance Procedure—If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chief Executive of the Prudential Group.

(i)
Disciplinary Procedure—There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the executive will be considered and handled according to the particular circumstances and the executive's position. Should the executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)
Date of Commencement of Employment—The date of commencement of employment (i.e. date of joining Prudential) is the Commencement Date—Clause 1.

(k)
Place of work—Clause 4(3).

(l)
Collective Agreements which directly affect the Executive's terms and conditions—none.

/s/ JONATHAN BLOOMER SIGNED by Jonathan Bloomer on behalf of PRUDENTIAL PLC
In the presence of:
Date:
/s/ PHILIP BROADLEY SIGNED by Philip Broadley
In the presence of:
Date:
/s/ JANE KIBBEY SIGNED by Jane Kibbey on behalf of PRUDENTIAL SERVICES LIMITED
In the presence of:
Date:

PARTIES

(1)
JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan Corporation whose address is 1 Corporate Way, Lansing, Michigan, 48951 USA or its successor ("the Company"),

(2)
CLARK MANNING of 2003 Birch Bluff Drive, Okemos, MI48864 USA ("the Executive") and

(3)
PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH England ("Prudential").

WHEREAS

(1)
The Executive has served as Acting Chief Executive Officer of the Company since 1 July 2001.

(2)
The Executive is now to assume the position of President and Chief Executive Officer of the Company and will also be appointed as an executive director of Prudential.

(3)
This Agreement sets out the terms and conditions of the Executive's appointment as President and Chief Executive Officer of the Company and as executive director of Prudential.

1.    DEFINITIONS

In this Agreement unless the context otherwise requires:

"Affiliate" means, with respect to any Person, any other Person Controlling, Controlled by or under common Control with such first Person.

"Board" means the Board of Directors of Prudential.

"Commencement Date" means 9 November 2001.

"Company Group" means, collectively, the Company, each of its Subsidiaries and each of their respective Affiliates.

"Confidential Information" means any confidential or proprietary trade secrets, customer lists, distribution arrangements, contractual arrangements with suppliers for any type of services, programs, software, protocols, information regarding product development, design or packaging, marketing plans, sales plans, management organization information (including but not limited to data and other information relating to members of the board of directors of the Company or any company in the Company Group or to management of any company in the Company Group), operating policies or manuals, business plans, financial records, design or other financial, commercial, business or technical information (i) relating to any company in the Company Group or (ii) that any company in the Company Group may receive belonging to suppliers, customers or others who do business with any such company

"Control" means, with respect to any Person, the possession, directly or indirectly, severally or jointly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

"Disability" means the Executive's absence from the duties of his employment with the Company Group on a full-time basis for a total of six months during any twelve (12) month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Board and acceptable to the Executive. A Disability shall not be incurred hereunder until, at the earliest, the last day of the sixth month of such absence.

"Person" means any individual, legal or personal representative, corporation, company, partnership or other entity.

"Restriction Period" means the period of one year following the expiration of the Term and the termination of the Executive's employment with the Company Group for any reason or such shorter period as may result from the application of clause 7(6) or clause 7(7).

"Subsidiary" means, with respect to any Person, each Person in which the first Person owns or Controls, directly or indirectly, capital stock or other ownership interests representing 50% or more of the combined voting power of the outstanding voting stock or other ownership interests of such Person.

2.    APPOINTMENT

(1)
During the Term (as defined in clause 2(2) below), subject to clause 4(4), the Company shall employ the Executive and the Executive shall serve the Company as President and Chief Executive Officer of the Company, and in any other such capacity for the Company or any other company in the Company Group as may be agreed ("the Appointment"). During the Term, the Executive shall report directly to the Chief Executive of Prudential.

(2)
Unless the Executive's employment shall sooner terminate pursuant to clause 2(3) or clause 8, the Company shall employ the Executive for a term commencing on the Commencement Date and ending on the first anniversary of the Commencement Date hereof (the "Initial Term"). Effective upon the expiration of the Initial Term and of each Additional Term (as defined below), the Executive's employment hereunder may be renewed, upon the same terms and conditions, for an additional period of twelve (12) months (each, an "Additional Term"), in each such case, commencing upon the expiration of the Initial Term or the then current Additional Term, as the case may be, unless the Company or the Executive delivers written notice (a "Non-Renewal Notice") to the other electing not to renew such Initial Term or Additional Term, as the case may be, at least 90 days prior to the expiration of the Initial Term or such Additional Term. Failure of both parties to deliver a Non-Renewal Notice will be deemed to constitute the election by both parties hereunder to renew the Initial Term or the then current Additional Term, as the case may be, as permitted hereunder. The period during which Executive is employed pursuant to this Agreement in accordance with the preceding sentence, including any Suspension Period as defined in clause 4(4) below and any renewal period, shall be referred to as the "Term".

(3)
Notwithstanding clause 2(2) above, the Term and the Executive's employment hereunder shall automatically terminate on the earliest of (i) the termination of the Executive's employment with the Company Group (x) by reason of the Executive's death, (y) on the expiry of 30 days' notice served on the Executive by the Company to terminate the Appointment due to Executive's Disability and (z) for any reason on the expiry of 12 months' prior written notice of such termination served on the Company by the Executive or served on the Executive by the Company or (ii) without notice, on the Executive's attaining the age of 60.

3.    DIRECTORSHIP OF PRUDENTIAL

(1)
Effective as soon as practicable following the Commencement Date the Executive shall serve as an executive director of Prudential.

(2)
The Executive's appointment as an executive director of Prudential is subject to Prudential's Articles of Association as amended from time to time (the "Articles") and the Articles will prevail in the event of any conflict between them and the terms in this clause 3. The Articles require that directors submit themselves for re-election periodically. The Executive will be required to submit himself for re-election when requested to do so by the Board at which time he will be nominated for re-election by the Board. If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential the Executive acknowledges and agrees that such removal or cessation shall not amount to a breach of the Appointment or this Agreement and shall not entitle the Executive to bring a claim of constructive dismissal, but such removal or cessation shall automatically constitute the Company giving notice to terminate the Appointment within the provisions of clause 2(3).

(3)
During the period that the Executive serves as an executive director of Prudential the Executive will be required to devote such time to his duties as an executive director of Prudential as the Board or the Chief Executive of Prudential reasonably considers necessary. The Executive will be required to attend the annual general meeting of Prudential, regular and emergency Board meetings, any extraordinary general meeting of Prudential and to serve on any committees of the Board to which the Executive is appointed. Relevant dates and details will be notified to the Executive appropriately in advance.

(4)
The Executive will not receive any separate consideration in addition to the remuneration under this Agreement in respect of his appointment as a director of Prudential or the termination of the Executive's service as a director. Since the Executive will be a director of Prudential, the Remuneration Committee of Prudential may determine any future remuneration, along with that of the other directors of Prudential, in accordance with the requirements of good corporate governance and any codes, regulations and listing rules which are applicable to Prudential from time to time.

(5)
Prudential will reimburse the Executive for all reasonable out of pocket expenses necessarily incurred by the Executive in carrying out his duties as a director of Prudential in accordance with its reimbursement policies for directors.

(6)
During the period that the Executive serves as a director of Prudential the Executive will be covered by the directors and officers liability insurance covering other members of the Board in addition to the cover maintained for all senior executives of the Company.

(7)
The Executive will comply with the provisions of the UK Listing Authority's Model Code for Securities Transactions by Directors of Listed Companies and any internal rules, regulations and policies laid down by Prudential from time to time in relation to such matters.

(8)
The Executive shall comply with all instructions, directions, codes and terms and conditions from time to time laid down by the Board including those rules relating to holding and dealing in the shares of Prudential or any other company in the Company Group (including local country requirements) and shall act in the best interests of Prudential. The Executive shall also comply with the requirements laid down by all external regulatory bodies. The Executive acknowledges and agrees that the timing of the grant and exercise of any options or awards to acquire ordinary shares or American Depository Receipts of Prudential to which the Executive may become entitled will be subject to the UK Listing Authority's Model Code for Securities Transactions by Directors of Listed Companies and to any internal rules, regulations and policies laid down by Prudential from time to time in relation to such matters.

(9)
In view of the sensitive and confidential nature of the business of Prudential, the Executive agrees that as long as he is a director of Prudential and for the duration of the Term, if longer, he will not, without the prior consent of the Chairman and the Chief Executive Officer of Prudential, which shall not be withheld unreasonably, be engaged or interested in any capacity, directly or indirectly, in any business or with any individual company or other entity which is, in the reasonable opinion of the Chairman and the Chief Executive Officer of Prudential, competitive with the business of Prudential or the Company or any company in the Company Group except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognized stock exchange (not exceeding one per cent of the total number or value of such securities from time to time in issue).

(10)
The Executive agrees that he will not, directly or indirectly, make use of, divulge or communicate to any Person any Confidential Information except:

(i)
with the prior written consent of the Board or its authorised representative

(ii)
to the extent required by an order of a court having jurisdiction or under subpoena from an appropriate government agency, in which event, the Executive will use his best efforts to consult with the Board prior to responding to any such order or subpoena; and

  (iii)
  as required in the appropriate performance of his duties hereunder during the Term.

(11)
Upon notice of termination of the Appointment with the Company howsoever arising and whether or not any dispute exists concerning the termination, the Executive shall forthwith upon request of Prudential, resign from office as a director of Prudential and all other offices held by the Executive in any other companies in the Company Group at the direction of the Board. The Executive will also forthwith resign any membership of any organisation to which he is appointed by virtue of his position in any company in the Company Group. Should he fail to do so, Prudential is hereby irrevocably authorised to appoint some individual in the Executive's name and on the Executive's behalf to sign any documents and do anything necessary or requisite to give effect thereto and the Executive hereby acknowledges and agrees that any documents executed or things done by such individual in the Executive's name and on the Executive's behalf shall have the same validity, force and effect as though executed or done directly by the Executive. Any such resignation shall not prejudice the Executive's rights under this Agreement.

4.    PERFORMANCE OF DUTIES AS CHIEF EXECUTIVE OFFICER

(1)
During the Term the Executive shall use his best endeavours to promote the interests of the Company and each other company in the Company Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)
During the Term, the Executive shall (except to the extent prevented by ill-health or accident, during any period of authorized vacation or to the extent otherwise directed by the Board or the Company) devote such of his time, attention and abilities to the business and interests of the Company and any other company in the Company Group as the proper performance of his duties hereunder demands.

(3)
During the Term, the Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Company and any company in the Company Group as may from time to time reasonably be assigned or communicated to or vested in him consistent with the nature of the Appointment.

(4)
Where notice of termination has been served by either the Company or the Executive whether in accordance with clause 2(3) or otherwise or a Non-Renewal Notice has been served by either the Company or the Executive in accordance with clause 2(2), neither the Company nor any company in the Company Group shall be under any obligation to provide work for or assign any duties to the Executive for the whole or any part of the relevant notice period and may require him:

(i)
not to attend any premises of the Company or any other company in the Company Group; and/or

(ii)
to resign with immediate effect from any offices or positions he holds with the Company or any other company in the Company Group (and any related trusteeships or memberships held by him by virtue of his position with any company in the Company Group) or otherwise refrain from exercising any of the powers or duties of any such office or position; and/or

(iii)
to refrain from business contact with any customers, clients or employees of the Company or any other company in the Company Group; and/or

(iv)
to take any accrued holiday during any period of suspension under this clause 4(4).

  Any period during which the Executive is required to comply with any of clauses 4(4) shall be referred to herein as the "Suspension Period." During any Suspension Period, the Executive shall be entitled to the salary and benefits due under clauses 5(1) and 5(2) of this Agreement, provided the Executive executes and delivers to the Company an effective general release of all claims against the Company Group in form and substance satisfactory to the Company.

(5)
The Board may also suspend all or any of the Executive's duties and powers during any period in which the Company, Prudential and/or the Board, either alone or in conjunction with any other Person, is carrying out an investigation into any alleged act or default of the Executive. Such a suspension shall be on such terms as the Board considers expedient (including a term that the Executive shall not attend at the Company's premises and/or that the Executive shall refrain from business contact with any customers, clients or employees of the Company or any company in the Company Group during such period of suspension) providing that:

(i)
the Board on or before such suspension notifies the Executive in writing of the subject matter and grounds for initiating the investigation; and

(ii)
during such period of suspension the Executive shall be entitled to the salary and benefits due under clauses 5(1) and 5(2) of this Agreement.

  The provision of clauses 4(1) and 4(2) will continue to apply to any services rendered by the Executive during any period of suspension under clause 4(5) or to any Suspension Period under clause 4(4).

(6)
The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company in the Company Group as the Company shall request and of which the Executive is or, after due inquiry could become, aware.

(7)
The Executive shall comply with all instructions and directions from time to time laid down by the Company for senior executives.

(8)
During the Term, the Executive shall perform his duties at such offices of the Company or at such other locations as the Company or any company in the Company Group, may from time to time reasonably require.

(9)
During the Term, the Executive shall allow the Company (and its authorized agents) supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive. Nothing herein shall require the Company to carry out any such security measures and the Company expressly disclaims any responsibility in respect of any act or failure to act by the Company pursuant to this subclause (9).

5.    REMUNERATION

(1)
During the Term, the Company will pay the Executive an annual salary as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive.

(2)
During the Term, the Executive will also be eligible to participate in the employee benefit plans of the Company in which its senior executives participate in accordance with the generally applicable terms and conditions of such plans as amended and in effect from time to time.

(3)
Participation in any Company Group incentive arrangement or scheme is a matter entirely separate from the Executive's terms and conditions of employment and in particular if the Executive's employment shall terminate for whatever reason whether lawfully or unlawfully he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any arrangement or scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or breach of contract or by way of compensation for loss of office or otherwise.

6.    HOLIDAY

(1)
The Executive shall be entitled to such holiday with pay in each calendar year during the Term (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time for its senior executives.

7.    CONFIDENTIALITY, NON-COMPETITION AND NON-SOLICITATION COVENANTS OF EXECUTIVE

(1)
During the Term and following any termination of the Term or of the Appointment, except:

(i)
with the prior written consent of the Board or its authorised representative;

(ii)
to the extent required by an order of a court having jurisdiction or under subpoena from an appropriate government agency, in which event, the Executive will use his best efforts to consult with the Board prior to responding to any such order or subpoena; and

(iii)
as required in the appropriate performance of his duties for the Company or any company in the Company Group during the Term,

  the Executive will not use or disclose any Confidential Information to any third Person unless such Confidential Information has been previously disclosed to the public or is in the public domain (other than by reason of the Executive's breach of this clause 7(1) or by reason of the breach by any other Person known by the Executive to be subject to a confidentiality obligation to any company in the Company Group).

(2)
During the Restriction Period, the Executive will not, directly or indirectly, for his own account or for the account of any other Person, anywhere in the world, solicit for employment, employ or otherwise interfere with the relationship of any member of the Company Group with any natural person throughout the world who is or was employed by or otherwise engaged to perform services for any member of the Company Group at any time during the six-month period preceding such solicitation, employment or interference.

(3)
During the Restriction Period, the Executive will not, directly or indirectly, for his own account or for the account of any other Person, anywhere in the world, solicit or otherwise attempt to establish any business relationship of a nature that is competitive with the business or relationship of any member of the Company Group with any Person which is or was a customer, client, agent, broker or other distributor of any member of the Company Group at any time during the twelve-month period preceding the expiration of the Term.

(4)
During the Restriction Period, the Executive will not, without the prior consent of the Chairman and the Chief Executive Officer of Prudential, which shall not be withheld unreasonably, be engaged or interested in any capacity, directly or indirectly, in any business or with any individual company or other entity which is, in the reasonable opinion of the Chairman and the Chief Executive Officer of Prudential, competitive with the business of Prudential or the Company or any company in the Company Group except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognized stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(5)
The Executive acknowledges and agrees that the covenants, obligations and agreements of the Executive contained in this clause 7 relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants, obligations or agreements will cause the Company and any other company in the Company Group irreparable injury for which adequate remedies are not available at law. Therefore, the Executive agrees that the Company and any other company within the Company Group will be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain the Executive from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies the Company and any other company within the Company Group may have. The Company and any other company within the Company Group and the Executive hereby irrevocably submit to the exclusive jurisdiction of the courts of Michigan and the Federal courts of the United States of America, in each case located in Lansing, Michigan in respect of the injunctive remedies set forth in this clause 7(5) and the interpretation and enforcement of this clause 7 insofar as such interpretation and enforcement relate to any request or application for injunctive relief in accordance with the provisions of this clause 7(5).

(6)
The period during which the restrictions referred to in clauses 7(2), 7(3), 7(4) and 7(5) shall apply following the expiration of the Term shall be reduced by the length of any Suspension Period imposed under the provisions of clause 4(4) in existence at the Termination Date or the expiry of the Term.

(7)
In the event of (i) the suspension of the Executive's duties pursuant to clause 4(4) during any Suspension Period or (ii) the termination of the Term and the Executive's employment pursuant to clause 2(2) following delivery by either party of a Non-Renewal Notice, the Company may waive, in whole or in part, enforcement of the restrictions referred to in clause 3(9) and/or clause 7(4), as applicable, upon the delivery of prior written notice of such waiver to the Executive. Such waiver shall become effective on the date (the "Waiver Effective Date") specified in the notice delivered by the Company under this clause 7(7). If the Company elects to waive application of the restrictions referred to in clause 3(9) and/or 7(4) for any period pursuant to this clause 7(7), then notwithstanding the provisions of clauses 4(4) and 8(4), the Company's obligation to provide the Executive with salary and benefits (i) pursuant to clause 4(4) during any portion of a Suspension Period after the Waiver Effective Date or (ii) pursuant to clause 8(4) during any portion of the Restriction Period after the Waiver Effective Date, as applicable, will automatically terminate effective immediately upon the Waiver Effective Date.

8.    TERMINATION OF EMPLOYMENT

(1)
The Appointment may be terminated by either party by notice given in accordance with clause 2.2. The Appointment shall automatically terminate upon the Executive's death or following 30 days' prior notice to the Executive of the termination of the Appointment due to the Executive's Disability. The Term will expire on the date specified in any such notice (as the same may be amended by mutual agreement) or upon the Executive's death, whichever is applicable.

(2)
Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive's continuing obligations under clause 3(12) and clauses 7 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately, whereupon the Term will immediately expire, in any of the following circumstances, namely:

(a)
if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

  (b)
  if he engages in any behavior such as to bring any company in the Company Group into disrepute (including but without limitation the commission of a criminal offence (excluding misdemeanour moving violations other than driving while intoxicated), he is guilty of any serious misconduct in connection with his duties for any company in the Company Group or he commits any serious breach of any of his obligations to the Company or any other company in the Company Group (whether under this Agreement or otherwise); or

  (c)
  if he refuses to comply with any lawful orders or directions reasonably given to him by the Company or any other Company within the Company Group or the Board or neglects so to comply with material adverse consequences for the Company or any other company within the Company Group; or

  (d)
  if he fails or refuses to perform substantially his duties for the Company or any other company within the Company Group under this Agreement or engages in wilful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Company Group; or

  (e)
  if he is prevented from carrying out his duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive.

(3)
The Executive shall have no claim against the Company or any other company in the Company Group for damages or otherwise by reason of any termination contemplated by this clause 8. Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)
If the Appointment and the Term terminate pursuant to clause 2(2) following delivery by the Company of a Non-Renewal Notice, the Executive shall be entitled to the continued payment of the salary and benefits provided to the Executive pursuant to clauses 5(1) and 5(2) at the time such Non-Renewal Notice is delivered to the Executive for the period following expiration of the Term that ends on the first anniversary of the date that such Non-Renewal Notice is delivered to the Executive, provided the Executive executes and delivers to the Company an effective general release of all claims against the Company Group in form and substance satisfactory to the Company.

(5)
If at any time during the Term, the Appointment is terminated by reason of any reorganization of the Company Group or the businesses conducted thereby or by reason of the merger or consolidation of the Company with any other entity and the Executive is offered a position with any concern or undertaking resulting from such reorganization, merger or consolidation upon terms and conditions no less favorable than the terms of this Agreement and of similar status to the Executive's status under the Appointment then the Executive shall have no claim against the Company or any company in the Company Group in respect of the termination of the Appointment or the change in his position.

(6)
The Executive shall promptly deliver to the Company upon the last day of his active employment with the Company Group:

(a)
any credit cards or any property provided by the Company or any other company within the Company Group; and

(b)
all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof, in any medium: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

(7)
Notwithstanding the provisions of clauses 4(4) and 8(4), (i) payments of the Executive's salary during any Suspension Period or period following the Executive's termination of employment will be reduced, but not below zero, by the amount of any compensation earned by the Executive (whether paid currently or deferred) during any portion of such Suspension Period or post-termination period from any subsequent employer or other Person for which the Executive performs services, including but not limited to consulting services and including any such compensation earned in connection with the Executive's self-employment, and (ii) any benefits to be provided to the Executive during such Suspension Period or post-termination period shall be reduced or canceled if and to the extent that comparable benefits are provided or offered to the Executive by any subsequent employer or Person for which the Executive performs services, including but not limited to consulting services.

9.    CHANGE OF CONTROL

(1)
The Executive is currently entitled to participate in the Brooke Holdings Inc. Change of Control Severance Plan ("the Severance Plan"). The Change of Control Plan shall continue to apply to the Executive except that:

(a)
with effect from the Commencement Date the provisions of the Severance Plan relating to a change of control of Prudential shall no longer apply to the Executive;

(b)
the Severance Plan shall only apply to the Executive for the period of three years following the Commencement Date, following which the Severance Plan shall cease to apply to the Executive. For the avoidance of doubt if a Change of Control as defined in the Severance Plan occurs on a date which is on or after 9 November 2004 the Executive shall have no entitlement under the Severance Plan.

(2)
Save as expressly set out in 9(1) above, the Executive's entitlement under the Severance Plan shall remain unaffected by this Agreement.

10.  GRATUITIES

(1)
Without the Company's permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any Person who has or is likely to have a business relationship with any company in the Company Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive's duties and in accordance with any directions given by the Company.

11.  ASSIGNMENT

(1)
The Company may assign its interest in this Agreement to any other company within the Company Group with the agreement of the Executive such agreement not to be unreasonably withheld.

12.  NOTICES

(1)
Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company or Prudential shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:

(a)
if personally delivered, at the time of delivery;

(b)
if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)
if sent by fax, at the time of dispatch.

(2)
In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

13.  MISCELLANEOUS

(1)
This Agreement forms the entire understanding of the parties as to its subject matter and supersedes all other agreements among the parties, including, without limitation, the term sheet with respect to this Agreement dated 8 November 2001 and the Employment Protection Agreement. All parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation, warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)
Any reference in this Agreement to an Act of Parliament or a law or statute of the U.S. Congress or the State of Michigan shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)
The headings shall be disregarded in construing this Agreement.

14.  GOVERNING LAW

(1)
The terms of this Agreement will be governed by, and construed and enforced in accordance with, the laws of Michigan, without reference to its principles of conflicts of law save that the Executive's service on the Board as provided in clause 3 of this Agreement shall be governed by the laws of England and Wales.

IN WITNESS the hands of the Executive and of the duly authorized representative of the Company and of Prudential on the date first above written.

/s/ JONATHAN BLOOMER SIGNED by Jonathan Bloomer, Group Chief Executive on behalf of PRUDENTIAL CORPORATION PLC
In the presence of:
Date:
SIGNED AS A DEED AND DELIVERED by Clark Manning
/s/ CLARK MANNING
In the presence of:
Date:
/s/ TOM MEYER
SIGNED by on behalf of JACKSON NATIONAL LIFE INSURANCE COMPANY
In the presence of:
Date:

DATED

 JACKSON NATIONAL LIFE INSURANCE COMPANY (1)

 CLARK MANNING (2)

and

PRUDENTIAL PLC (3)

 EXECUTIVE DIRECTOR CONTRACT OF EMPLOYMENT

PRIVATE AND CONFIDENTIAL

 DATED

November 2001

 PRUDENTIAL SERVICES LIMITED (1)

and

MICHAEL GEORGE ALEXANDER MCLINTOCK (2)

and

PRUDENTIAL PLC (3)

 EXECUTIVE DIRECTOR CONTRACT OF EMPLOYMENT

PARTIES

(1)
PRUDENTIAL SERVICES LIMITED of 142 Holborn Bars, London EC1N 2NH ("the Company") and

(2)
MICHAEL GEORGE ALEXANDER MCLINTOCK of 17 Priory Avenue, London W4 1TZ ("the Executive")

(3)
PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH ("Prudential")

1.    DEFINITIONS

In this Agreement unless the context otherwise requires:

"Board" means the Board of Directors of Prudential;

"Commencement Date" means 1 October 1992;

"Earnings Cap" means the maximum allowance from time to time under Section 640A of the Income and Corporation Taxes Act 1988;

"Pensions Letter" means the letter dated 2 April 1998 to the Executive from M&G Limited which is appended to this Agreement.

"Prudential Group" means Prudential and each of its subsidiaries as "subsidiaries" is defined by section 736 of the Companies Act 1985.

2.    APPOINTMENT

(1)
Subject to clause 10(2), the Company shall employ the Executive as the Chief Executive of M&G or in other such capacity as may be agreed ("the Appointment"). Subject to clause 10(2), the Executive shall also serve Prudential as an Executive Director. The Executive shall report to the Prudential Group Chief Executive.

(2)
The Appointment is deemed to be effective from 1st September 2000 and shall, without prejudice to the provisions of clause 9(2), continue unless and until terminated by the Company giving to the Executive not less than 12 months' prior written notice to expire at any time or the Executive giving to the Company not less than 6 months' prior written notice to expire at any time.

(3)
Notwithstanding clause 2(2) above, the Appointment shall automatically terminate without notice on the Executive attaining the age of 60.

3.    DUTIES OF THE EXECUTIVE

(1)
During the Appointment the Executive shall use his best endeavours to promote the interests of the Company and each company in the Prudential Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)
The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment.

(3)
Where notice of termination has been served by either the Company or the Executive whether in accordance with clause 2(2) or otherwise, the Company shall be under no obligation to provide work for or assign any duties to the Executive for the whole or any part of the relevant notice period and may require him during this period:

(i)
not to attend any premises of the Company or any other company in the Prudential Group; and/or

(ii)
to resign with immediate effect from any offices he holds with the Company or any other company in the Prudential Group (and any related trusteeships); and/or

  (iii)
  to refrain from business contact with any customers, clients or employees of the Company or any other company in the Prudential Group; and/or

  (iv)
  to take any accrued holiday during any period of suspension under this clause 3(3).

  The provision of clause 4(2) shall remain in full force and effect during any period of suspension under this clause 3(3).

  During such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(4)
The Board may also suspend all or any of the Executive's duties and powers during any period in which the Company and/or the Board is carrying out an investigation into any alleged act or default of the Executive. Such a suspension shall be on such terms as the Board considers expedient (including a term that the Executive shall not attend at the Company's premises during such suspension) providing that:

(i)
the Board on or before such suspension notifies the Executive in writing of such grounds; and

(ii)
during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(5)
The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(6)
The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to dealing in the shares of Prudential Group. The Executive shall also comply with the requirements laid down by all external regulatory bodies.

(7)
The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

4.    PERFORMANCE OF DUTIES

(1)
During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of his duties hereunder demands.

(2)
The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognized stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)
The Executive shall perform his duties at such offices of the Company in London or at such other locations as may be agreed from time to time or as the Company or the Board may from time to time reasonably require.

5.    REMUNERATION

(1)
During the Appointment the Company will pay the Executive an annual salary as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive.

(2)
The Executive shall:

(a)
continue to be eligible for membership of the M&G Group Pension Scheme details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the scheme. Final Pensionable Earnings ("FPE") is limited ("capped") by legislation and consequently so are the benefits the Scheme can provide. The Earnings Cap is adjusted from time to time (as described in Section 590C of the Income and Corporation Taxes Act 1988);

(b)
be paid a salary supplement of a percentage of base salary, less an offset of 15% of salary up to the Earnings Cap.

  The contribution is on an age related scale:

Age	Percentage
35–39	23%
40–44	26%
45–49	30%
50–54	34%
55–60	38%

  The Executive will also be eligible for participation in a Funded Unapproved Retirement Scheme "FURBS", to which this salary supplement would be applied. The contribution to a FURBS is a taxable benefit. In any event the Executive will be required to provide evidence to the Company that this supplement is used for retirement benefits. The Company will also meet the cost of life cover broadly equivalent to the total value of death in service benefits under PSPS related to the Executive's salary in excess of the cap; this is also a taxable benefit.

(3)
Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive's incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 9(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(4)
If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party all payments made to the Executive by the Company shall (insofar as lawful) be by way of interest free loan repayable to the Company only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security.

(5)
The Executive, his wife and his unmarried children below the age of 18 (or 21 if in full time education) will be eligible free of charge to participate with effect from the Commencement Date until termination of the Executive's employment in the M&G Premier Cover medical insurance scheme currently established with British United Provident Association.

(6)
The Executive is eligible to participate in appropriate remuneration plans available from time to time (subject to the rules governing those plans) which currently include:

(a)
Annual Bonus Plan;

(b)
Restricted Share Plan;

(c)
the Prudential Savings Related Share Option Scheme;

  details of which have been supplied to the Executive.

(7)
While the Executive is employed as Chief Executive M&G, at the discretion of the Company he will be eligible for invitation to participate in the M&G Chief Executive Long Term Incentive Plan.

  Participation is subject to the rules of the Plan, as set and amended from time to time at the discretion of the Company.

(8)
Participation in the Restricted Share Plan, the M&G Chief Executive Long Term Incentive Plan, Annual Bonus Plan and any other annual or long term incentive arrangement, and the Savings Related Share Option Scheme is a matter entirely separate from the Executive's terms and conditions of employment; the Company has no contractual obligation to invite the Executive's participation in any plan cycle; and in particular if the Executive's employment shall terminate for whatever reason he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise other than such benefits as he would be entitled to within the Rules of the plan.

(9)
The Executive shall be entitled to an interest free season ticket loan.

6.    EXPENSES/MOTOR CAR

(1)
The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all travelling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

(2)
To assist the Executive in carrying out his duties under this Agreement the Company shall provide him with a motor car to be chosen by the Executive within the parameters set out for Directors of the Prudential Group.

(3)
Alternatively, the Executive may elect to receive an annual amount in lieu of a car. Any such amount will be paid in monthly instalments (less such deductions as the Company is required by law to make) at the same time as the Executive's salary, but will not form part of his salary for pensions or other salary related benefits.

(4)
The Executive may be asked to contribute to the use of the motor car for private purposes at the rates from time to time established for Directors of the Prudential Group. The Company will be entitled to deduct any contribution from the salary payable to the Executive.

(5)
The Company will pay for the road fund licence and insurance in respect of any motor car provided to the Executive and will pay all running expenses (except petrol) incurred in connection with use of such motor car. The Company will reimburse the Executive for essential mileage on company business at the appropriate rates for the time being in force.

(6)
Renewal of any motor car provided for the use of the Executive or the annual cash allowance hereunder is governed by the rules and regulations from time to time established for senior executives of the Prudential Group.

(7)
The Executive agrees to take all reasonable precautions to ensure the security of any motor car provided to him and to comply with all regulations of the Company from time to time in force with respect to the use of the motor car.

7.    HOLIDAY

The Executive shall be entitled to such holiday with pay in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time.

8.    NON-SOLICITATION

(1)
The Executive undertakes that, during the Appointment and (subject to clause 8(2)) for a period of 12 months following the termination of the Appointment (the "Exclusion Period") he shall not whether on his own account or otherwise and whether directly or indirectly solicit, interfere with, endeavour to entice away or induce to leave their employment any person who is then or was at the date of termination of the Appointment a director, senior manager or key fund manager of the Company or any other company within the Prudential Group and with whom the Executive had business dealings during he course of his employment in the twelve months before the termination of the Appointment.

(2)
The period during which the restrictions referred to in clause 8 shall apply following the termination of the Appointment shall be reduced by the period of notice actually served. The amount of time during which, if at all, the Company suspends the Employee under the provision of clause 3(3), shall also reduce the period during which the restrictions referred to in clause 8 shall apply.

(3)
The Executive acknowledges and agrees that:

(a)
the duration extent and application of the restriction is no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

(b)
if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

9.    TERMINATION OF EMPLOYMENT

(1)
The Appointment may be terminated by either party by notice given in accordance with Clause 2.

(2)
Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive's continuing obligations under Clauses 8 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)
if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)
if he is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence excluding traffic offences) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise) and such misconduct behavior or breach justifies summary dismissal; or

(c)
if he refuses to comply with any lawful orders or directions reasonably given to him by the Company or the Board or neglects so to comply with material adverse consequences for the Prudential Group; or

(d)
if he fails or refuses to perform substantially the duties of the position which he holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group.

(3)
The Executive shall have no claim against the Company for damages or otherwise by reason of such termination. Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)
Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 1981, if at any time during this Agreement the Executive's employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)
The Executive shall promptly deliver to the Company upon the date of termination:

(a)
any motor car provided in accordance with Clause 6 together with the keys relating thereto;

(b)
any credit cards or any property provided by the Company or any other company within the Prudential Group; and

(c)
all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

10.  EXECUTIVE'S POSITION AS DIRECTOR

(1)
The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive's salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential or any other company within the Prudential Group.

(2)
If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential the Executive acknowledges and agrees that such removal or cessation shall not amount to a breach of the Appointment and shall not entitle the executive to bring a claim of constructive dismissal, but such removal or cessation shall automatically constitute the Company giving notice to terminate the Appointment within the provisions of clause 2(2).

(3)
Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and of any other company within the Prudential Group without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)
If the Executive fails to comply with his obligations in sub-clause 10(3) hereof, he hereby irrevocably authorises Prudential to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 10(3) above.

11.  CONFIDENTIAL INFORMATION

(1)
The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to his knowledge during his employment. For the purposes of this Agreement "Confidential Information" shall mean details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall be or become available generally otherwise than through the fault of the Executive.

(2)
The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential's premises only to the extent it is strictly necessary for the proper performance of his duties hereunder. The Executive will comply with the Company's standards relating to confidentiality of information in electronic form.

12.  GRATUITIES AND CODES OF CONDUCT

(1)
Without the Company's permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive's duties and in accordance with any directions given by the Company.

(2)
The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.  ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

14.  STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in the Schedule attached to this Agreement in connection with the Employment Rights Act 1996.

15.  NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:

(a)
if personally delivered, at the time of delivery;

(b)
if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)
if sent by fax, at the time of dispatch.

In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

16.  MISCELLANEOUS

(1)
This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)
Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)
The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorized representative of the Company on the date first above written.

THE SCHEDULE

        In accordance with the Employment Rights Act 1996, the following terms of the Executive's appointment apply on the date of the Agreement as provided therein:-

(a)
Remuneration—Clause 5(1)

(b)
Hours of Work—There are no fixed hours of work—Clause 4

(c)
Holidays—Clause 7

(d)
Sickness and Injury—the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)
Pension Arrangements—Clause 5(2)

(f)
Notice—Clause 2(2)

(g)
Job Title—Clause 2(1)

(h)
Grievance Procedure—If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chief Executive of the Prudential Group.

(i)
Disciplinary Procedure—There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the Executive will be considered and handled according to the particular circumstances and the Executive's position. Should the Executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)
Date of Commencement of Employment—The date of commencement of employment (i.e. date of joining M&G) is the Commencement Date—Clause 1.

(k)
Place of work—Clause 4(3).

(l)
Collective Agreements which directly affect the Executive's terms and conditions—none.

/s/ JONATHAN BLOOMER SIGNED by Jonathan Bloomer on behalf of PRUDENTIAL PLC
In the presence of:
Date:
/s/ MICHAEL MCLINTOCK SIGNED by Michael George Alexander McLintock
In the presence of:
Date:
/s/ JANE KIBBEY SIGNED by Jane Celia Kibbey on behalf of PRUDENTIAL SERVICES LIMITED
In the presence of:
Date:

PRIVATE AND CONFIDENTIAL

 DATED

[                      ]

 PRUDENTIAL SERVICES LIMITED (1)

and

MARK EDWARD TUCKER (2)

and

PRUDENTIAL PLC (3)

 EXECUTIVE DIRECTOR CONTRACT OF EMPLOYMENT

PARTIES

(1)
PRUDENTIAL SERVICES LIMITED of 142 Holborn Bars, London EC1N 2NH ("the Company") and

(2)
MARK EDWARD TUCKER of Unit 9B, The Harbourview, 11 Magazine Gap Road, Mid-Levels, Hong Kong ("the Executive")

(3)
PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH ("Prudential")

1.    DEFINITIONS

In this Agreement unless the context otherwise requires:

"Board" means the Board of Directors of Prudential;

"Commencement Date" means 6 January 1986;

"Prudential Group" means Prudential and each of its subsidiaries as "subsidiaries" is defined by section 736 of the Companies Act 1985.

2.    APPOINTMENT

(1)
The Company shall employ the Executive and the Executive shall serve the Company as Chief Executive, Prudential Corporation Asia and in other such capacity as may be agreed ("the Appointment"). The Executive shall report to the Group Chief Executive.

(2)
The Appointment is deemed to be effective from 16 October 1993 and shall, without prejudice to the provisions of Clause 12(2), continue until terminated by the Company or the Executive giving to the other not less than 12 months' prior written notice to expire at any time.

(3)
Notwithstanding Clause 2(2) above, the Appointment shall automatically terminate without notice on the Executive attaining the age of 60.

3.    DUTIES OF THE EXECUTIVE

(1)
During the Appointment the Executive shall use his best endeavours to promote the interests of the Company and each company in the Prudential Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)
The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment. The Board may also suspend all or any of the Executive's duties and powers for such period(s) and on such terms as it considers expedient (including a term that the Executive shall not attend at the Company's premises) providing that:

(i)
the Board has reasonable grounds for so doing;

(ii)
the Board on or before such suspension notifies the Executive in writing of such grounds; and

(iii)
during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(3)
The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(4)
The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to dealing in the shares of Prudential and Egg plc.

(5)
The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

4.    PERFORMANCE OF DUTIES

(1)
During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of his duties hereunder demands.

(2)
The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognized stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)
The Executive shall perform his duties at such offices of the Company in Asia or at such other locations as may be agreed from time to time as the Company or the Board may from time to time reasonably require.

5.    REMUNERATION

(1)
During the Appointment the Company will pay the Executive an annual salary as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of salary shall be subject to but shall not be reduced without the prior written agreement of the Executive.

(2)
The Executive shall remain a member of the Prudential Staff Pension Scheme details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the scheme.

(3)
Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive's incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 12(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(4)
If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party all payments made to the Executive by the Company shall (insofar as lawful) be by way of interest free loan repayable to the Company only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security.

(5)
The Company will pay for the cost of BUPA International membership for the Executive and his family (under the Company rules), with the exception of routine maternity care. The Company will reimburse medical and hospital expenses above BUPA limits at its discretion.

  The Company will not fund the Executive's participation in any private medical arrangement other than that normally offered by the Company. Should the Executive decline this cover the Company will not reimburse the cost of any medical treatment received in all circumstances.

  The Company reserves the right to change the supplier of Group Medical cover, and the nature of that cover, at any time.

(6)
The Executive is eligible to participate in the remuneration plans available from time to time to senior executives of the Prudential Group (subject to the rules governing the availability of those benefits generally) which currently include:

(a)
the Prudential Restricted Share Plan ("RSP");

(b)
the Prudential Annual Incentive Plan ("AIP");

(c)
the Prudential Savings Related Share Option Scheme,

  details of which have been supplied to the Executive.

(7)
While the Executive is employed as Chief Executive, Prudential Corporation Asia, at the discretion of the Company he will be eligible for invitation to participate in the Regional Long Term Incentive Plan.

  Participation is subject to the rules of the Plan, as set and amended from time to time at the discretion of the Company.

(8)
Participation in the Prudential RSP, AIP, the Savings Related Share Option Scheme and the Regional Long Term Incentive Plan is a matter entirely separate from the Executive's terms and conditions of employment and in particular if the Executive's employment shall terminate for whatever reason he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

(9)
The Company will reimburse the expenses of appropriate fully furnished accommodation in Hong Kong including the cost of essential services i.e. water, gas and telephone but excluding the cost of personal foreign phone calls. This will include domestic help if not provided as part of the service attached to the accommodation. The Executive should agree the accommodation selected with the Group Chief Executive, Prudential prior to making any commitments. The Company will agree with the Executive an appropriate budget for furnishings if required.

(10)
Subject to prior written approval by the Group Chief Executive, the Company will pay the entrance fees and annual subscriptions for those clubs to which it is appropriate the Executive belongs in order to undertake his role effectively.

6.    EXPENSES/MOTOR CAR

(1)
The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all travelling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

(2)
To assist the Executive in carrying out his duties under this Agreement the Company shall provide him with a motor car to be chosen by the Executive within the parameters set out for senior executives of Prudential Corporation Asia.

(3)
A driver will be made available to the Executive as appropriate.

(4)
The Executive agrees to take all reasonable precautions to ensure the security of any motor car provided to him and to comply with all regulations of the Company from time to time in force with respect to the use of the motor car.

7.    TAX

The Executive is responsible for ensuring the appropriate tax is paid on his earnings. Because of the Company's concern that tax obligations are met, the Company is prepared to meet the costs of obtaining professional tax advice from an organisation acceptable to the Company.

8.    HOLIDAY

The Executive shall be entitled to such holiday with pay in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time.

9.    TRAVEL

Arising from the Executive's duties, it is likely that there will be a requirement to visit the UK from time to time. In the event that this does not happen in any given year, the Company will reimburse one return first class flight for the Executive between Hong Kong and the UK.

10.  REMOVAL EXPENSES

The Company will reimburse the cost of reasonable expenses occurred in moving the Executive's personal possessions between Hong Kong and the UK (if applicable) at the end of the assignment. The Company will reimburse the expense of first class travel for the Executive and the UK (if applicable) at the end of the assignment. However should the Executive terminate his employment whilst outside the UK the return fare will not be paid (nor any fee for the return transport of belongings).

11.  NON-SOLICITATION

(1)
The Executive undertakes that during the Appointment and for a period of 12 months following the termination of the Appointment (the "Exclusion Period") he shall not whether on his own account or otherwise and whether directly or indirectly:

(a)
solicit, interfere with, endeavour to entice away or induce to leave their employment any person who is then or was at the date of termination of the Appointment an employee of the Company or any other company within the Prudential Group; or

(b)
solicit, interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products or services similar to those being provided by the Company or any company within the Prudential Group from any person, firm or corporation who was at the date of termination of the Appointment, or had been at any time within the year ending on that date, a customer or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment; or

(c)
engage in the United Kingdom or Asia (whether as principal employee agent consultant or otherwise) in any trade or business which competes with any trade or business being carried on by the Company or any other company within the Prudential Group at the date of termination of the Appointment and with which the Executive was actively concerned in the twelve months before the termination of the Appointment.

(2)
For the purpose of sub-clause 11(1)(b) and 11(1)(c) hereof, if the Company terminates the Appointment upon written notice (whether or not in accordance with Clause 2) any period of notice actually served shall count towards the Exclusion Period.

(3)
The Executive acknowledges and agrees that:

(a)
each of sub-clauses 11(1)(a) (b) and (c) hereof constitute an entirely separate and independent restriction on him;

  (b)
  the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

  (c)
  if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

12.  TERMINATION OF EMPLOYMENT

(1)
The Appointment may be terminated by either party by notice given in accordance with Clause 2.

(2)
Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive's continuing obligations under Clauses 11 and 14, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)
if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)
if he is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence (excluding road traffic offences)) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise) and such misconduct behavior or breach justifies summary dismissal; or

(c)
if he refuses to comply with any lawful orders or directions reasonably given to him by the Company or the Board or neglects so to comply with material adverse consequences for the Prudential Group; or

(d)
if he fails or refuses to perform substantially the duties of the position which he holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group; or

(e)
if he is prevented from carrying out his duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive.

(3)
The Executive shall have no claim against the Company for damages or otherwise by reason of such termination. Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)
Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 1981, if at any time during this Agreement the Executive's employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)
The Executive shall promptly deliver to the Company upon the date of termination:

(a)
any motor car provided in accordance with Clause 6 together with the keys relating thereto;

(b)
any credit cards or any property provided by the Company or any other company within the Prudential Group; and

  (c)
  all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

13.  EXECUTIVE'S POSITION AS DIRECTOR

(1)
The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive's salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential or any other company within the Prudential Group.

(2)
The Appointment shall automatically terminate if the Executive ceases to be a director of Prudential except that the Executive shall not be entitled to terminate the Appointment by resigning such office or by doing anything which could cause him to be disqualified from continuing to act as such a director. If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential such removal shall be without prejudice to any claims the Executive may have for damages for breach of this Agreement.

(3)
Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and of any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)
If the Executive fails to comply with his obligations in sub-clause 13(3) hereof, he hereby irrevocably authorises Prudential to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 13(3) above.

14.  CONFIDENTIAL INFORMATION

(1)
The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to his knowledge during his employment. For the purposes of this Agreement "Confidential Information" shall mean details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall become available generally otherwise than through the fault of the Executive.

(2)
The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential's premises only to the extent it is strictly necessary for the proper performance of his duties hereunder. The Executive will comply with the Company's standards relating to confidentiality of information in electronic form.

15.  GRATUITIES AND CODES OF CONDUCT

(1)
Without the Company's permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive's duties and in accordance with any directions given by the Company.

(2)
The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

16.  ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

17.  STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in the Schedule attached to this Agreement in connection with the Employment Rights Act 1996.

18.  NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:

(a)
if personally delivered, at the time of delivery;

(b)
if posted, at the expiration of 4 days after the envelope containing the same was delivered into the custody of the postal authorities;

(c)
if sent by fax, at the time of dispatch.

In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

19.  MISCELLANEOUS

(1)
This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)
Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)
The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorized representative of the Company and Prudential on the date first above written.

THE SCHEDULE

        In accordance with the Employment Rights Act 1996, the following terms of the Executive's appointment apply on the date of the Agreement as provided therein:-

(a)
Remuneration—Clause 5(1)

(b)
Hours of Work—There are no fixed hours of work—Clause 4

(c)
Holidays—Clause 8

(d)
Sickness and Injury—the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)
Pension Arrangements—Clause 5(2)

(f)
Notice—Clause 2(2)

(g)
Job Title—Clause 2(1)

(h)
Grievance Procedure—If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chief Executive of the Prudential Group.

(i)
Disciplinary Procedure—There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the Executive will be considered and handled according to the particular circumstances and the Executive's position. Should the Executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)
Date of Commencement of Employment—The date of commencement of employment (i.e. date of joining Prudential) is the Commencement Date—Clause 1.

(k)
Place of work—Clause 4(3).

(l)
Collective Agreements which directly affect the Executive's terms and conditions—none.

/s/ JONATHAN BLOOMER SIGNED by CEO on behalf of PRUDENTIAL PLC
In the presence of:
Date:
/s/ MARK TUCKER SIGNED by
In the presence of:
Date:
SIGNED by on behalf of PRUDENTIAL SERVICES LIMITED
In the presence of:
Date:

PRIVATE AND CONFIDENTIAL

 DATED

21 June 2001

 PRUDENTIAL SERVICES LIMITED (1)

and

MARK WOOD (2)

and

PRUDENTIAL PLC (3)

 EXECUTIVE DIRECTOR CONTRACT OF EMPLOYMENT

PARTIES

(1)
PRUDENTIAL SERVICES LIMITED of 142 Holborn Bars, London EC1N 2NH ("the Company") and

(2)
MARK WOOD of The Old Vicarage, Churt, Surrey SU10 2HX ("the Executive")

(3)
PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH ("Prudential")

1.    DEFINITIONS

In this Agreement unless the context otherwise requires:

"Board" means the Board of Directors of Prudential;

"Commencement Date" means 21 June 2001;

"Earnings Cap" means the maximum allowance from to time under Section 640A of the Income and Corporation Taxes Act 1988;

"Prudential Group" means Prudential and each of its subsidiaries as "subsidiaries" is defined by section 736 of the Companies Act 1985.

2.    APPOINTMENT

(1)
Subject to clause 10(2), the Company shall employ the Executive as the Chief Executive UK and Europe or in other such capacity as may be agreed ("the Appointment"). Subject to clause 10(2), the Executive shall also serve Prudential as an Executive Director. The Executive shall report to the Group Chief Executive.

(2)
The Appointment is deemed to be effective from the Commencement Date and shall, without prejudice to the provisions of clause 9(2), continue unless and until terminated by the Company giving to the Executive not less than 12 months' prior written notice to expire at any time or the Executive giving to the Company not less than not less than 12 months' prior written notice to expire at any time.

(3)
Notwithstanding clause 2(2) above, the Appointment shall automatically terminate without notice on the Executive attaining the age of 60.

3.    DUTIES OF THE EXECUTIVE

(1)
During the Appointment the Executive shall use his best endeavours to promote the interests of the Company and each company in the Prudential Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)
The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment.

(3)
Where notice of termination has been served by either the Company or the Executive whether in accordance with clause 2(2) or otherwise, the Company shall be under no obligation to provide work for or assign any duties to the Executive for the whole or any part of the relevant notice period and may require him:

(i)
not to attend any premises of the Company or any other company in the Prudential Group; and/or

(ii)
to resign with immediate effect from any offices he holds with the Company or any other company in the Prudential Group (and any related trusteeships); and/or

(iii)
to refrain from business contact with any customers, clients or employees of the Company or any other company in the Prudential Group; and/or

  (iv)
  to take any accrued holiday during any period of suspension under this clause 3(3).

  The provision of clause 4(2) shall remain in full force and effect during any period of suspension under this clause 3(3).

  During such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(4)
The Board may also suspend all or any of the Executive's duties and powers during any period in which the Company and/or the Board is carrying out an investigation into any alleged act or default of the Executive. Such a suspension shall be on such terms as the Board considers expedient (including a term that the Executive shall not attend at the Company's premises during such suspension) providing that:

(i)
the Board on or before such suspension notifies the Executive in writing of such grounds; and

(ii)
during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(5)
The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(6)
The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to holding and dealing in the shares of Prudential. The Executive shall also comply with the requirements laid down by all external regulatory bodies.

(7)
The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

4.    PERFORMANCE OF DUTIES

(1)
During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of his duties hereunder demands.

(2)
The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognized stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)
The Executive shall perform his duties at such offices of the Company in London or any such place in the UK as the Company shall from time to time reasonably require the Executive to work. The Executive shall also be expected to make such visits both in the UK and overseas as necessary for the proper discharge of the Executive's duties.

5.    REMUNERATION

(1)
During the Appointment the Company will pay the Executive an annual salary as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive.

(2)
The Executive shall be eligible to be admitted to membership of the Prudential Staff Pension Scheme details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the scheme. Final Pensionable Earnings ("FPE") is limited ("capped") by legislation and consequently so are the benefits the Scheme can provide. The cap is adjusted from time to time (as described in Section 590C of the Income and Corporation Taxes Act 1988). The Executive may join the scheme and receive retirement and death benefits in relation to the salary cap.

(3)
In addition, the Executive will be paid a salary supplement of a percentage of base salary, less an offset of 15% of salary up to the Earnings Cap.

  The contribution is on an age related scale:

Age	Percentage
35–39	23%
40–44	26%
45–49	30%
50–54	34%
55–60	38%

  The Executive will also be eligible for participation in a Funded Unapproved Retirement Scheme "FURBS", to which this salary supplement would be applied. The contribution to a FURBS is a taxable benefit. In any event the Executive will be required to provide evidence to the Company that this supplement is used for retirement benefits. The Company will also meet the cost of cover broadly equivalent to the total value of death in service benefits under PSPS related to the Executive's salary in excess of the cap; this is also a taxable benefit.

(4)
Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive's incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 9(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(5)
If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party all payments made to the Executive by the Company shall (insofar as lawful) be by way of interest free loan repayable to the Company only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security.

(6)
The Executive, his wife and his unmarried children below the age of 18 (or 21 if in full time education) will be eligible free of charge to participate with effect from the Commencement Date until termination of employment in the Prudential Group medical insurance scheme currently established with British United Provident Association.

(7)
The Executive is eligible to participate in the remuneration plans available from time to time to senior executives of the Prudential Group (subject to the rules governing the availability of those benefits generally) which currently include:

(a)
the Prudential Annual Incentive Plan ("AIP");

(b)
any other annual or long term incentive arrangements generally established for senior executives from time to time; and

  (c)
  the Prudential Savings Related Share Option Scheme, details of which have been supplied to the Executive.

(8)
In addition to those plans referred to in clause 5(6) above, whilst the Executive is employed as the Chief Executive UK and Europe at the discretion of the Company he will, in respect of the calendar year 2001, be eligible to participate in the Chief Executive UK and Europe Long Term Incentive Plan ("the Chief Executive UK and Europe LTIP"). In respect of the calendar year 2002 and thereafter, the benefits under the UK and Europe LTIP may form part of the long term incentive arrangements referred to in clause 5(6)(b) above.

(9)
Participation in the AIP, UK and the Chief Executive UK and Europe LTIP, any other annual or long term incentive arrangement and Savings Related Share Option Scheme is a matter entirely separate from the Executive's terms and conditions of employment; the Company has no contractual obligation to invite the Executive's participation in any plan cycle; and in particular if the Executive's employment shall terminate for whatever reason he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise other than such benefits as he would be entitled to within the Rules of the plan.

(10)
The Executive shall be entitled to an interest free season ticket loan.

6.    EXPENSES/MOTOR CAR

(1)
The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all travelling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

(2)
The Executive will also receive an annual amount in lieu of a car, at the rate applicable from time to time for Directors. This amount will be paid in monthly instalments (less such deductions as the Company is required by law to make) at the same time as the Executive's salary, but will not form part of his salary for pensions or other salary related benefits.

7.    HOLIDAY

The Executive shall be entitled to such holiday with pay in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time.

8.    NON-SOLICITATION

(1)
The Executive undertakes that during the Appointment and (subject to clause 8(2)) for a period of 12 months following the termination of the Appointment (the "Exclusion Period") he shall not whether on his own account or otherwise and whether directly or indirectly:

(a)
solicit, interfere with, endeavour to entice away or induce to leave their employment any person who is then or was at the date of termination of the Appointment a director or senior manager of the Company or any other company within the Prudential Group; or

(b)
solicit, interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products or services similar to those being provided by the Company or any company within the Prudential Group from any person, firm or corporation who was at the date of termination of the Appointment, or had been at any time within the year ending on that date, a customer or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment; or

  (c)
  engage in the United Kingdom (whether as principal employee agent consultant or otherwise) in any trade or business which competes with any trade or business being carried on by the Company or any other company within the Prudential Group at the date of termination of the Appointment and with which the Executive was actively concerned in the twelve months before the termination of the Appointment.

(2)
The period during which the restrictions referred to in clause 8 shall apply following the termination of the Appointment shall be reduced by the period of notice actually served. The amount of time during which, if at all, the Company suspends the Employee under the provision of clause 3(3), shall also reduce the period during which the restrictions referred to in clause 8 shall apply.

(3)
The Executive acknowledges and agrees that:

(a)
each of sub-clauses 8(1)(a) (b) and (c) hereof constitute an entirely separate and independent restriction on him;

(b)
the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

(c)
if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

9.    TERMINATION OF EMPLOYMENT

(1)
The Appointment may be terminated by either party by notice given in accordance with Clause 2.

(2)
Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive's continuing obligations under Clauses 8 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)
if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)
if he is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence (excluding Land Traffic offences) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise) and such misconduct behavior or breach justifies summary dismissal; or

(c)
if he refuses to comply with any lawful orders or directions reasonably given to him by the Company or the Board or neglects so to comply with material adverse consequences for the Prudential Group; or

(d)
if he fails or refuses to perform substantially the duties of the position which he holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group; or

(e)
if he is prevented from carrying out his duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive.

(3)
The Executive shall have no claim against the Company for damages or otherwise by reason of such termination. Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)
Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 1981, if at any time during this Agreement the Executive's employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)
The Executive shall promptly deliver to the Company upon the last day the Company requires the Executive to attend any premises of the Company or any other company in the Prudential Group:

(a)
any property provided by the Company or any other company within the Prudential Group other than that required for the continuation of benefits, which property shall be delivered to the Company upon the date of termination; and

(b)
all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

10.  EXECUTIVE'S POSITION AS DIRECTOR

(1)
The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive's salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential or any other company within the Prudential Group.

(2)
If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential the Executive acknowledges and agrees that such removal or cessation shall not amount to a breach of the Appointment and shall not entitle the executive to bring a claim of constructive dismissal, but such removal or cessation shall automatically constitute the Company giving notice to terminate the Appointment within the provisions of clause 2(2).

(3)
Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and of any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)
If the Executive fails to comply with his obligations in sub-clause 10(3) hereof, he hereby irrevocably authorises Prudential to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 10(3) above.

11.  CONFIDENTIAL INFORMATION

(1)
The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to his knowledge during his employment. For the purposes of this Agreement "Confidential Information" shall mean details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall become available generally otherwise than through the fault of the Executive.

(2)
The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential's premises only to the extent it is strictly necessary for the proper performance of his duties hereunder. The Executive will comply with the Company's standards relating to confidentiality of information in electronic form.

12.  GRATUITIES AND CODES OF CONDUCT

(1)
Without the Company's permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive's duties and in accordance with any directions given by the Company.

(2)
The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.  ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

14.  STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in the Schedule attached to this Agreement in connection with the Employment Rights Act 1996.

15.  NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:

(a)
if personally delivered, at the time of delivery;

(b)
if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)
if sent by fax, at the time of dispatch.

In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

16.  MISCELLANEOUS

(1)
This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)
Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)
The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorized representative of the Company on the date first above written.

THE SCHEDULE

        In accordance with the Employment Rights Act 1996, the following terms of the Executive's appointment apply on the date of the Agreement as provided therein:-

(a)
Remuneration—Clause 5(1)

(b)
Hours of Work—There are no fixed hours of work—Clause 4

(c)
Holidays—Clause 7

(d)
Sickness and Injury—the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)
Pension Arrangements—Clause 5(2)

(f)
Notice—Clause 2(2)

(g)
Job Title—Clause 2(1)

(h)
Grievance Procedure—If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chief Executive of the Prudential Group.

(i)
Disciplinary Procedure—There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the Executive will be considered and handled according to the particular circumstances and the Executive's position. Should the Executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)
Date of Commencement of Employment—The date of commencement of employment (i.e. date of joining Prudential) is the Commencement Date—Clause 1.

(k)
Place of work—Clause 4(3).

(l)
Collective Agreements which directly affect the Executive's terms and conditions—none.

/s/ JONATHAN BLOOMER SIGNED by Jonathan Bloomer on behalf of PRUDENTIAL CORPORATION PLC
In the presence of:
Date:
/s/ MARK WOOD SIGNED by Mark Wood
In the presence of:
Date:
/s/ JANE KIBBEY SIGNED by Jane Celia Kibbey on behalf of PRUDENTIAL SERVICES LIMITED
In the presence of:
Date:

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  Exhibit 4(b)
THE SCHEDULE
THE SCHEDULE
THE SCHEDULE
THE SCHEDULE
THE SCHEDULE